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                                                                   EXHIBIT 10.46

                                 LEASE AGREEMENT

        This Lease made as of the 1ST day of August 1996, between UES, Incorporated, 4401 Dayton-Xenia Road, Dayton, Ohio 45432-1894 (hereinafter called the Lessor), and Signal Technology Laboratories, Inc. (hereinafter called the Lessee).

        WITNESSETH: That the Lessor does hereby demise and let unto the Lessee the following described Premises, to wit:

        Approximately 5,500 square feet making up 20 offices in Lessor's Building 3 located at 4393 Dayton-Xenia Road, Dayton, Ohio 45432. Additional office space in the same building may be added during the term of the lease as described in Paragraph 3(b).

        TO HAVE AND TO HOLD the same with the appurtenances, thereunto belonging unto the said Lessee for and during the term of three (3) years beginning on the 1st day of August 1996 and ending on the 31st day of July 1999.

        BASE MONTHLY RENT: Yielding and paying therefore, payable in monthly installments, as follows:

               two payments of four thousand ($4,000) beginning on 1 August 1996 and 34 payments of five thousand five hundred ($5,500) month starting on 1 October 1996 through 1 July 1999.

        *Note: The 1 October 1996 date is a target date for completion of changes and occupancy of new space. The rental increase from $4,000 to $5,500 will take effect when lessee takes occupancy of the modified offices.

        LEASEHOLD IMPROVEMENTS AND RENT CREDIT:

               The Lessee may make modifications to the leased space at its own expense with approval of the lessor. The lessee will receive a rent credit of $1,500 per month up to $15,000 (10 months) starting in October 1996 for the cost of the modifications.

        THREE YEAR OPTION:

               The lessee, upon 60 day written notice prior to the expiration of this lease, may extend the lease for an additional three year period. The


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lessor, at its option, may increase the rental cost up to a maximum of 3% per year for the three additional years.

        SECURITY DEPOSIT:  No security deposit is required under this lease.

        COVENANTS OF LESSEE:

        1. And said Lessee does hereby covenant and agree with said Lessor that it will:

           (a) pay said rent at the times and place in the manner aforesaid;

           (b) arrange for Lessee employees to have proper DoD security clearances in conformance with UES facility security procedures. All security activities will be coordinated through the UES Security Officer. All Lessee visitors in Building 3 will be subject to UES visitor control;

           (c) conform to entry and exit procedures established by UES and their building security contractor;

           (d) use and occupy said premises in a careful and proper manner;

           (e) make no alterations, changes in interior design and colors, or additions in or to said premises;

           (f) by execution of this Lease accept and agree to abide by the building and parking area rules and regulations;

           (g) throughout the term of this lease and any renewal or extension thereof, at its expense, keep the interior of the demised premises and fixtures in good condition. Lessor, at its sole discretion, shall repair all damage or injury to the premises and fixtures resulting from the carelessness, omission, neglect or other cause of Lessee, its servants, employees, agents, visitors or licenses and the cost thereof shall become collectible as additional rent hereunder and shall be paid by Lessee within the 10 days after presentation of statement thereof. Lessee shall not perform acts or carry on any practices which may injure the building or the premises, or be a nuisance or menace to other tenants in the building in which the demised premises are a part;

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           (h) promptly surrender the demised premises at the end of the term provided for above; and

        COVENANTS OF LESSOR:

        2. And the Lessor on its part covenants and agrees with the Lessee that it will:

           (a) provide all utilities including heat, light, and electrical power for use by the Lessee (telephone equipment and service will not be provided by Lessor);

           (b) provide janitorial and waste removal services in the Lessee's offices;

           (c) maintain the demised premises in good repair and tenantable condition during the continuance of this Lease, expect in case of damage arising from the negligence of the Lessee or its agents or employees;

           (d) provide fire and hazard insurance for the leased offices (but not including any furniture, equipment, or other property of the lessee) and provide liability coverage for the leased office space and premises, the lessee employees and invited guests against injury or loss caused by hazard or lessor neglect arising out of occupancy of the leased facility;

           (e) provide use of rest rooms, vending machines, lobby, and conference areas on a non-interference basis with scheduled UES activities (in the case of conflicts in scheduling conference facilities, UES requirements will have priority but alternate facilities will be provided);

           (f) provide one unassigned parking space in the rear of Building 3 for each 200 square feet of leased space and Lessee visitor parking as available;

           (g) provide receptionist and visitor control services in the main Building 3 lobby;

        MUTUAL COVENANTS

        3. It is mutually agreed by and between the Lessor and the Lessee that:

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           (a) if Lessee shall pay the rent as herein provided, and shall keep, observe and perform all of the other covenants of this Lease by it to be kept, performed and observed, the Lessee shall and may, peaceably and quietly, have, hold and enjoy the said premises for the term aforesaid;

           (b) upon sixty (60) day written notice from the Lessee, the Lessor will provide up to 2,000 sq ft in Building 3 which will include office numbers 142, 145, 153, 154, 156, 157, 158, 159 and 160 at an additional cost of $1.20 per sq ft per month.

           (c) if requested additional rental space cannot be provided by the Lessor within the required notice period, the Lessee may terminate this lease 90 days from the date of notice without penalty;

           (d) any notice, demand, request, or other instrument which may be or are required to be given under this Lease shall be delivered in Person or sent by United States Certified Mail, postage prepaid, and shall be addressed (1) if to the Lessor, at the address first hereinabove given or at such other address as the Lessor may designate by written notice, and (2) if to the Lessee, attention:

                     Engineering Development Labs, Inc.
                     ATTN:  Edward W. Stefanko
                     4391 Dayton-Xenia Rd
                     Dayton, OH  45432

               or any such other address as the Lessee shall designate by written notice;

           (e) this lease supersedes any previous lease between the two parties and all obligations of either party under any previous lease are hereby canceled.




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LESSOR:                                                  LESSEE:

UES, INC.                                                SIGNAL TECHNOLOGY
                                                         LABORATORIES, INC.

------------------------                                 -----------------------
/s/John J. Gruenwald                                     /s/Edward W. Stefanko
John J. Gruenwald                                        Edward W. Stefanko
Vice President, Finance                                  Secty/Treasurer

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                           ADDENDUM TO LEASE AGREEMENT

                                 1 October 1997

This agreement serves as an addendum to the 1 August 1996 lease agreement between UES, INC., 4401 Dayton-Xenia Road, Dayton, OH 45432-1894 (hereinafter called the Lessor), and Signal Technology Laboratories, Inc. (hereinafter called the Lessee) is amended herewith.

WITNESSETH: That the Lessee desires to add one additional office, Room 160, located in Building #3. This additional office will be at a cost of $150.00 per month commencing with the November 1997 payment. The new monthly rate will be $6220.00.


LESSOR:                                              LESSEE:

UES, INC.                                            SIGNAL TECHNOLOGY
                                                     LABORATORIES, INC.
----------------------------                         ---------------------------
/s/John J. Gruenwald                                 /s/Edward W. Stefanko
John J. Gruenwald                                    Edward W. Stefanko
Vice President, Finance                              Executive Vice President

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                           ADDENDUM TO LEASE AGREEMENT

                                 1 October 1997

This agreement serves as an addendum to the 1 August 1996 lease agreement between UES, INC., 4401 Dayton-Xenia Road, Dayton, OH 45432-1894 (hereinafter called the Lessor), and Signal Technology Laboratories, Inc. (hereinafter called the Lessee) is amended herewith.

WITNESSETH: That the Lessee desires to add two additional offices, Room 156 and 158, located in Building #3. This additional offices will be at a cost of $300.00 per month commencing with the October 1997 payment. Along with this increase in office space, an additional charge for air conditioning room 120 in the amount of $120.00 per month will begin in October 1997. The new monthly rate will be $6070.00.


LESSOR:                                      LESSEE:

UES, INC.                                    SIGNAL TECHNOLOGY
                                             LABORATORIES, INC.

---------------------------                  ----------------------------
/s/John J. Gruenwald                         /s/Edward W. Stefanko
John J. Gruenwald                            Edward W. Stefanko
Vice President, Finance                      Executive Vice President

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                           ADDENDUM TO LEASE AGREEMENT

                                   1 July 1997

This agreement serves as an addendum to the 1 August 1996 lease agreement between UES, INC., 4401 Dayton-Xenia Road, Dayton, OH 45432-1894 (hereinafter called the Lessor), and Signal Technology Laboratories, Inc. (hereinafter called the Lessee) is amended herewith.

WITNESSETH: That the Lessee desires to add one additional office, Room 154, located in Building #3. This additional office space will be at a cost of $150.00 per month commencing with the July 1997 payment. The new monthly rate will be $5650.00.


LESSOR:                                      LESSEE:

UES, INC.                                    SIGNAL TECHNOLOGY
                                             LABORATORIES, INC.

----------------------------                 ----------------------------
/s/John J. Gruenwald                         /s/Edward W. Stefanko
John J. Gruenwald                            Edward W. Stefanko
Vice President, Finance                      Executive Vice President




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